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Exhibit 99.9

SECURITY AGREEMENT

Dated as of: January 24, 2003

        This Security Agreement is by and among YouthStream Media Networks, Inc., a Delaware corporation ("YouthStream"), Network Event Theater, Inc., a Delaware corporation ("NET"), The Ravich Revocable Trust of 1989 (the "Ravich Trust") and the United States Small Business Administration, as Receiver for Interequity Capital Partners, LP ("Interequity"). Each of YouthStream and NET are individually referred to herein as a "Company" and collectively as the "Companies."

RECITALS

        WHEREAS, pursuant to Sections 1(d) and 1(e) of the Restructuring Agreement dated as of January 20, 2003 by and among the parties hereto and the other parties signatory thereto, as amended to date (the "Restructuring Agreement"), Beyond the Wall, Inc. ("Maker") is issuing promissory notes (the "Notes") to each of the Ravich Trust and Interequity;

        WHEREAS, such Notes are to be secured by a pledge of all outstanding shares of capital stock of Maker;

        WHEREAS, YouthStream and/or NET own(s) all of the capital stock of Maker;

        WHEREAS, each of YouthStream and NET are receiving consideration in connection with the transactions contemplated by the Restructuring Agreement;

        WHEREAS, each of YouthStream and NET finds it desirable and in the best interest of each such corporation and its stockholders to enter into this agreement.

        THEREFORE in consideration of the foregoing recitals and the mutual covenants and promises set forth in this agreement and the Restructuring Agreement, the parties agree as follows:

AGREEMENT

1.    Pledge of Shares

  (a)
  As security for the performance by Maker of all of its obligations to the Ravich Trust and Interequity under the Notes, each of the Companies grants to the Ravich Trust and Interequity a continuing security interest in favor of the Ravich Trust and Interequity in all of Maker's outstanding shares, and in all proceeds of those shares (collectively, the "Shares"). Upon execution of this agreement, each of the Companies is delivering to the Ravich Trust a certificate for all of the Shares, together with a stock power duly endorsed in blank. Each of the Companies represents and warrants to the Ravich Trust and Interequity that the Shares represent all of the outstanding shares of Maker and that one of the Companies has good and valid title to the Shares and owns the Shares free and clear of any claim, lien, security interest or other encumbrance.

  (b)
  The certificates for the Shares shall be held by the Ravich Trust until YouthStream has paid the principal of and interest on the Note.

  (c)
  Any stock dividends declared and delivered with respect to the Shares shall be held by the Ravich Trust and disposed of in the same manner as the Shares delivered upon execution of this agreement.

  (d)
  As long as there is no default in payment under either of the Notes, the Company owning the shares shall be entitled to exercise all voting rights with respect to the Shares.

  (e)
  Neither the Ravich Trust nor Interequity shall be liable for any loss, injury, damage or diminution in value of any of the Shares pledged under this agreement (or received pursuant to paragraph 1(c)) unless caused by its gross negligence or willful wrongdoing.

2.
Companies' Obligations. As long as the security interest created by this agreement is not terminated:

(a)
Neither of the Companies shall not, without prior consent of the Trustee of the Ravich Trust, sell, assign or otherwise dispose of the Shares, or any interest therein;

(b)
Neither of the Companies shall not create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Shares or Maker's rights as a holder thereof, other than pursuant to this agreement;

(c)
The Companies shall take any action reasonably required by the Ravich Trust to evidence and perfect the security interest granted pursuant to this agreement, including, but not limited to, execution, delivery and filing of financing statements; and

(d)
The Companies shall take all necessary action to keep the Shares free of other liens, security interests or encumbrances.

3.
Right to Enforce Security Interest. An Event of Default under either of the Notes shall be deemed an Event of Default under both of the Notes. Upon the occurrence of an Event of Default under the Notes, the Ravich Trust may proceed to enforce the security interest by all legal and equitable remedies available to it and shall have all the rights of a secured party under the Uniform Commercial Code of the State of New York. Each of the Companies hereby appoints the Ravich Trust as such Company's agent and attorney-in-fact in connection with the enforcement by the Ravich Trust of any remedy pursuant to this agreement. Without limiting the foregoing, upon the occurrence of an Event of Default, the Ravich Trust is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Shares at any commercially reasonable private sale or public auction, on not less than ten days written notice to Maker, at such price or prices and upon such terms as the Ravich Trust may deem advisable. Maker shall have no right to redeem the Shares after any such sale or assignment. At any such sale or auction, the Ravich Trust or Interequity may bid for, and become the purchaser of, the whole or any part of the Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Notes; provided that after payment in full of the indebtedness evidenced by the Notes, the balance of the proceeds of sale then remaining shall be paid to Maker and Maker shall be entitled to the return of any of the Shares remaining in the hands of the Ravich Trust or Interequity. Maker shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Notes in full, including the fees of any attorneys or other agents employed by the Ravich Trust to collect such deficiency. Any amount realized by the Ravich Trust as a result of the enforcement of the security interest pursuant to this agreement shall be shared between the Ravich Trust and Interequity in proportion to the respective unpaid balances of the principal and interest under each of the Notes.

4.
Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Maker or repaid from the proceeds of the sale of the Shares hereunder.

5.
Miscellaneous.

(a)
The provisions of this agreement shall continue in effect until the payment in full of all amounts payable by Maker to the Ravich Trust and Interequity under the Notes.

  (b)
  This agreement shall be governed by and construed in accordance with the law of the state of New York applicable to agreements made and to be performed in New York and cannot be changed or terminated orally.

  (c)
  The section headings of this agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this agreement.

  (d)
  All notices, requests, demands, and other communications under this agreement shall be in writing and shall be deemed given when delivered personally or mailed by registered mail, return receipt requested, to the parties at their respective addresses set forth below (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

YouthStream Media Networks, Inc. or Network Event Theater, Inc.
244 Madison Avenue
PMB #358
New York, NY 10016

The Ravich Revocable Trust of 1989
c/o Libra Securities
11766 Wilshire Blvd., Suite 870
Los Angeles, CA 90025

with a copy to:

Kirkland & Ellis
777 South Figueroa St., 34th Floor
Los Angeles, CA 90017
Attn: Richard Wynne

United States Small Business Administration
As Receiver for Interequity Capital Partners, LP
c/o Charles P. Fulford, Principal Agent
666 11th Street, NW, Suite 200
Washington, DC 20001

        IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written:

YOUTHSTREAM MEDIA NETWORKS, INC.
By:	/s/
Name: Harlan Peltz Title: Chairman
NETWORK EVENT THEATER, INC.
By:	/s/
Name: Harlan Peltz Title: Director
THE RAVICH REVOCABLE TRUST OF 1989
By:	/s/
Name: Jess M. Ravich Title: Trustee
UNITED STATES SMALL BUSINESS ADMINISTRATION, AS RECEIVER FOR INTEREQUITY CAPITAL PARTNERS, LP
By:	/s/
Thomas G. Morris

S-1

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  Exhibit 99.9
SECURITY AGREEMENT
RECITALS